AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 9, 2002
                                            REGISTRATION STATEMENT NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------
                          FLORIDA POWER & LIGHT COMPANY
             (Exact name of registrant as specified in its charter)


           Florida                                               59-0247775
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)
                                ----------------
                             700 Universe Boulevard
                            Juno Beach, Florida 33408
                                 (561) 694-4000
       (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)
                                ----------------

    Dennis P. Coyle, Esq.              Thomas R. McGuigan, P.A.            Robert J. Reger, Jr., Esq.
General Counsel and Secretary          Steel Hector & Davis LLP             Thelen Reid & Priest LLP
Florida Power & Light Company        200 South Biscayne Boulevard               875 Third Avenue
    700 Universe Boulevard                    Suite 4000                    New York, New York 10022
  Juno Beach, Florida 33408              Miami, Florida 33131                    (212) 603-2000
        (561) 694-4000                      (305) 577-7000

        (Names and addresses, including zip codes, and telephone numbers, including area codes, of agents for service)
                                ----------------
      It is respectfully requested that the Commission also send copies of all notices, orders and communications to:

                             Richard L. Harden, Esq.
                                Hunton & Williams
                                 200 Park Avenue
                            New York, New York 10166
                                 (212) 309-1000
                                ----------------
         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement as determined by market conditions and other factors.
                                ----------------
         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| No. 333-58630

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE
================================================================================================================================
Title of Each Class of Securities to be Registered   Proposed Maximum Aggregate Offering Price (*)   Amount of Registration Fee
--------------------------------------------------------------------------------------------------------------------------------
               First Mortgage Bonds                                   $100,000,000                                $9,200
================================================================================================================================
*    Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act").
================================================================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with respect to the proposed offering by Florida Power & Light Company of up to $100 million in principal amount of its First Mortgage Bonds. In accordance with the provisions of General Instruction IV of Form S-3, the contents of the registration statement of Florida Power & Light Company, Registration Statement No. 333-58630, which was filed with the Securities and Exchange Commission on April 10, 2001, including the exhibits thereto, are incorporated by reference into this registration statement.

ITEM 16.      EXHIBITS.
--------      ---------

5(a) Opinion and Consent of Steel Hector & Davis LLP, counsel to Florida Power & Light Company

5(b) Opinion and Consent of Thelen Reid & Priest LLP, counsel to Florida Power & Light Company

23(a)         Independent Auditors' Consent of Deloitte & Touche LLP.

23(b) Consent of Steel Hector & Davis LLP (included in opinion, attached hereto as Exhibit 5(a)).

23(c) Consent of Thelen Reid & Priest LLP (included in opinion, attached hereto as Exhibit 5(b)).

24 Powers of Attorney (included on the signature pages of this registration statement).

                                POWER OF ATTORNEY

   Each director and/or officer of the registrant whose signature appears below hereby appoints the agents for service named in this registration statement, and each of them severally, as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Securities and Exchange Commission, any and all amendments, including post-effective amendments, to this registration statement, and the registrant hereby also appoints each such agent for service as its attorney-in-fact with like authority to sign and file any such amendments in its name and behalf.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, Florida Power & Light Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Juno Beach, and State of Florida, on the 9th day of December, 2002.

                                          FLORIDA POWER & LIGHT COMPANY


                                          By:  /s/ Paul J. Evanson
                                               ---------------------------------
                                                   Paul J. Evanson
                                                   President and Director

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

          Signature                                Title                            Date
          ---------                                -----                            ----

/s/ Lewis Hay III                        Chairman of the Board, Chief         December 9, 2002
-----------------------------            Executive Officer and Director
Lewis Hay III                            (Principal Executive Officer)

/s/ Moray P. Dewhurst                    Senior Vice President, Finance,      December 9, 2002
-----------------------------            Chief Financial Officer and
Moray P. Dewhurst                        Director (Principal Financial
                                         Officer)

/s/ K. Michael Davis                     Vice President, Accounting,          December 9, 2002
-----------------------------            Controller and Chief Accounting
K. Michael Davis                         Officer (Principal Accounting
                                         Officer)

/s/ Dennis P. Coyle                      Director                             December 9, 2002
-----------------------------
Dennis P. Coyle

/s/ Paul J. Evanson                      Director                             December 9, 2002
-----------------------------
Paul J. Evanson

/s/ Lawrence J. Kelleher                 Director                             December 9, 2002
-----------------------------
Lawrence J. Kelleher

/s/ Armando J. Olivera                   Director                             December 9, 2002
-----------------------------
Armando J. Olivera

/s/ Antonio Rodriguez                    Director                             December 9, 2002
-----------------------------
Antonio Rodriguez

-----------------------------            Director
John A. Stall

                                  EXHIBIT INDEX

5(a) Opinion and Consent of Steel Hector & Davis LLP, counsel to Florida Power & Light Company

5(b) Opinion and Consent of Thelen Reid & Priest LLP, counsel to Florida Power & Light Company

23(a)   Independent Auditors' Consent of Deloitte & Touche LLP.

23(b) Consent of Steel Hector & Davis LLP (included in opinion, attached hereto as Exhibit 5(a)).

23(c) Consent of Thelen Reid & Priest LLP (included in opinion, attached hereto as Exhibit 5(b)).

24 Powers of Attorney (included on the signature pages of this registration statement).